RAND LOGISTICS, INC.


SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
First Quarter FY2015
Earnings Conference Call
August 07, 2014
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2014

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Agenda



- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2015 Insights and Outlook**

  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- **Operating Performance in Q1 FY 2015 Consistent with Prior Year Despite Challenging Weather/Ice in April**
  - Operating income plus depreciation and amortization of $12.0 million despite 124 fewer Sailing Days
  - Delay Days due to ice/weather in April was 28% of Sailing Days
  - April operating income plus depreciation and amortization was $3.0 million less than year ago period
  - May and June saw improvement in vessel margin per day of 11.5% (15% ex-currency)
  - Vessel margin expanded 5% to $12,390 for quarter despite adverse April results
- **Business Conditions Best in Five Years**
- **Customer Organic Growth and New Business Gains Should Drive Percentage of Time Vessels are in Revenue Loaded Condition**
- **Upbeat About Fiscal 2015 Prospects**

Q1 FY 2015 HIGHLIGHTS:	
Tonnage hauled:	-13.5%
Salt tonnage :	-1.1%
Aggregates tonnage:	-25.5%
Iron ore tonnage:	-6.5%
Marine Freight Revenue:	-7.6%
Sailing Days:	-9.8% / -124 days
Vessels Operated:	15
Mechanical Delays:	-7.7%
Vessel operating costs/day:	-$1,270
Vessel margin/day :	$12,390
Operating Income plus D&A	+0%

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/6[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/13 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/2
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/5 Canada Steamship Lines/6

[1] Includes 2 inactive steam powered vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



First Quarter Fiscal 2015 Saw Effects of Harshest Winter in 30 Years

- Ice coverage near record levels
- Trade patterns difficult due to delayed customer openings
- Delayed sailing of vessels due to risk of ice damage and difficult transit
- Sailing Days declined 124 days or 9.8%
- Tonnage carried down 13.5%

Operating Reliability of Fleet Continued Year-over-Year Improvements

- Reduced Non-weather related Delay Days by 19.8%
- Reduced Delay Days due to mechanical issues by 7.7%
- Reduced Delay Days from traffic by 9.1%
- Delay Days due to weather offset operating gains
- Overall Delay Days 11.5% of total Sailing Days from 10.2%
- No lost days due to incidents thus far in 2014 sailing season

Operational Execution Helped Offset Challenging Weather

- Vessel margin per day up 5% to $12,390
- Improved commodity mix resulting from new business wins and operating efficiencies driving percentage of time vessels are in revenue loaded condition
- May and June saw 16.4% increase in vessel margin

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
$31,705
$18,251
$3,013
$1,869
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
LTM Jun 2014

	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	LTM Jun 2014
Sailing Days	3,148	3,143	3,338	3,721	3,922	4,166	4,042
# of Vessels	12	12	12	14	16	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



<u>Great Lakes Dry-Bulk Cargo Carriage – December YTD</u>
(net tons in thousands)


Iron Ore
25,000
20,000
15,000
10,000
5,000
0
23,193
23,294
-17.4%
19,245
2013
YTD 5-Yr Average
2014


Limestone
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
9,322
9,486
16.2%
7,952
2013
YTD 5-Yr Average
2014

Rand total tonnage for Q1 FY2015 decreased by 13.5% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q1 FY2014



Pet Coke 0.8%
Coke 0.2%
Oxide 0.0%
Slag 1.1%
Salt 12.1%
Grain 8.7%
Ore 10.3%
Coal 10.4%
Aggregates 56.4%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

Q1 FY2015



Pet Coke 1.4%
Coke 0.6%
Oxide 0.8%
Potash 0.6%
Slag 1.4%
Salt 13.8%
Grain 9.0%
Ore 11.2%
Coal 12.5%
Aggregates 48.7%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide
Potash

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q1 FY2015 vs. Q1 FY2014



Sailing Days
1,600
1,200
800
400
0
1,262
-9.8%
1,138
Q1 FY2014
Q1 FY2015



Marine Freight Revenue per Day
34,000
32,000
30,000
28,000
26,000
31,383
2.5%
32,173
Q1 FY2014
Q1 FY2015



Delay Days
160
120
80
40
0
129
1.6%
131
Q1 FY2014
Q1 FY2015

- Our vessel utilization decreased from 92% in Q1 FY2014 to 83% in Q1 FY2015 of the theoretical maximum of 1,365 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion, vessel mechanical delays and other varied delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 10.2% in Q1 FY2014 to 11.5% in Q1 FY2015.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Sailing Days	1,138	1,262
Freight Revenue/Sailing Day	$32,173	$31,383
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,744	$18,928
G&A (in millions)	$2.9	$2.9
Average F/X Rate	$0.917 USD per CAD	$0.977 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q1 FY2015 vs. Q1 FY2014
(U.S. Dollars In Millions)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$12.0
$0.4
$0.6
$2.6
($0.1)
($0.9)
($2.6)
$12.0
Q1 YTD FY2014 Actual
Winterwork
FX
May/Jun Vessel Margin
Admin
Layup/Fitout
Apr Vessel Margin
Q1 YTD FY2015 Actual
Q1 YTD FY2014 Actual
Winterwork
FX
May/Jun Vessel Margin
Admin
Layup/Fitout
Apr Vessel Margin
Q1 YTD FY2015 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
Trailing Four Quarters Operating Income plus Depreciation and Amortization



* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook
Ed Levy



- Aggressive Strategy to Improve Fleet Reliability Gaining Traction
- Ratability Strategy in Place to Increase Percentage of Time Vessels are in Revenue Loaded Condition
  - Secure new business to rebalance commodity mix
  - Leverage existing route network
  - Maximize scheduling efficiency to improve efficiency of trade patterns
  - New business added without increasing number of vessels
  - Improvement in vessel margin per day of 11.5% (15% ex-currency) in May and June
- Plans to introduce 17th vessel into service during second half of calendar 2015
- Second Quarter off to Strong Start
  - Sailed for 465 Sailing Days in July
  - Solid demand environment creating efficient trade patterns and scheduling efficiencies to maximize time vessels are in revenue generating condition

RAND LOGISTICS, INC.